UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2024

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

DE	001-14039	64-0844345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Briarlake Plaza
2000 W. Sam Houston Parkway S., Suite 2000
Houston, TX 77042

(Address of Principal Executive Offices, and Zip Code)

(281) 589-5200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CPE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On March 27, 2024, Callon Petroleum Company (“Callon”) held a special meeting of its shareholders (the “Special Meeting”) in Houston, Texas. As of the close of business on February 15, 2024, the record date for the Special Meeting, there were 66,508,277 shares of Callon common stock (“Common Stock”) outstanding. A total of 51,368,320 shares of Common Stock were represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting.
At the Special Meeting, Callon shareholders voted on the following three proposals:
(a)Approve the adoption of the Agreement and Plan of Merger, dated January 3, 2024, by and among APA Corporation, Astro Comet Merger Sub Corp. (“Astro Comet Merger Sub”), and Callon, pursuant to which Astro Comet Merger Sub will merge with and into Callon, with Callon surviving the merger as a wholly owned, direct subsidiary of APA Corporation (the “Merger”), and approved the transactions contemplated thereby (Proposal 1);
(b)Approve, on a non-binding advisory basis, the compensation of Callon’s named executive officers related to the Merger (Proposal 2); and
(c)Approve the adjournment of the Special Meeting to solicit additional proxies if there are insufficient votes cast at the Special Meeting to approve the Merger proposal (Proposal 3).
For additional information on these proposals, please see the joint proxy statement/prospectus for the Special Meeting, dated February 16, 2024, and supplement thereto dated March 15, 2024. The voting results for each of these proposals are set forth below:
Proposal 1 – Approval of the Agreement and Plan of Merger

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
49,899,716	1,349,787	118,817	—
Proposal 2 – Approval, on a non-binding advisory basis, of the compensation of Callon’s named executive officers

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
49,024,736	2,177,829	165,755	—
Proposal 3 – Approval of the adjournment of the Special Meeting, if needed

Votes Cast For	Votes Cast Against	Votes Abstained	Broker Non-Votes
45,014,264	6,159,627	194,428	—
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

March 27, 2024	/s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
President and Chief Executive Officer